FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
Disclosure of notes and other explanatory information [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
1) Financial risk factors
Ternium’s activities expose the Company to a variety of risks: market risk (including the effects of changes in foreign currency exchange rates, interest rates and commodities prices), credit risk and liquidity risk.
Ternium’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance. Ternium’s subsidiaries may use derivative financial instruments to hedge certain risk exposures
1.1) Market Risk
(i) Foreign exchange rate risk
Ternium operates and sells its products in different countries, and as a result is exposed to foreign exchange rate volatility. Ternium’s subsidiaries may use derivative contracts in order to hedge their exposure to exchange rate risk derived from their trade and financial operations.
Ternium’s foreign exchange policy seeks to minimize the impact of fluctuations in the value of other currencies with respect to the U.S. dollar. Ternium’s subsidiaries monitor their actual and expected short-term net cash flows in currencies other than the U.S. dollar and analyze potential hedging according to its needs in line with its derivative policy. This hedging can be carried out either by netting positions or by financial derivatives. However, regulatory or legal restrictions in the countries in which Ternium’s subsidiaries operate, could limit the possibility of the Company carrying out its hedging policy.
The following table shows a breakdown of Ternium’s assessed financial position exposure to currency risk as of December 31, 2024:

Exposure to functional currency	$ million	BRL million

US dollar ($)	—	(187)
EU euro (EUR)	33	(5)
Argentine peso (ARS)	18	—
Mexican peso (MXN)	(801)	—
Brazilian real (BRL)	(297)	—
Colombian peso (COP)	(64)	—
Yen (JPY)	99	—
Other currencies	(1)	(0)

The main relevant exposures correspond to:
(a)Argentine peso vs. U.S. dollar
If the Argentine peso had weakened by 1% against the U.S. dollar, it would have generated a pre-tax loss of $0.2 million and a pre-tax gain of $1.3 million as of December 31, 2024 and 2023, respectively.
(b)Mexican peso vs. U.S. dollar
If the Mexican peso had weakened by 1% against the U.S. dollar, it would have generated a pre-tax gain of $8.0 million and $3.1 million as of December 31, 2024 and 2023, respectively.
29.    FINANCIAL RISK MANAGEMENT (continued)

(c)Colombian peso vs. U.S. dollar
If the Colombian peso had weakened by 1% against the U.S. dollar, it would have generated a pre-tax gain of $0.6 million and $0.2 million as of December 31, 2024 and 2023, respectively.

(d)    Brazilian real vs. U.S. dollar
If the Brazilian real had weakened by 1% against the U.S. dollar, it would have generated a pre-tax loss of $3.0 million and $5.3 million as of December 31, 2024 and 2023, respectively.

We estimate that if the Argentine peso, Mexican peso, Colombian peso and Brazilian real had weakened simultaneously by 1% against the U.S. dollar with all other variables held constant, total pre-tax gain for the year would have been $5.4 million higher (total pre-tax loss of $0.6 million higher as of December 31, 2023), as a result of foreign exchange gains/losses on translation of U.S. dollar-denominated financial position, mainly local currency cash, trade receivables, trade payables, tax credits and liabilities, lease liabilities, borrowings and other liabilities.
Considering the same variation of the currencies against the U.S. dollar of all net investments in foreign operations amounting to $2.3 billion, the currency translation adjustment included in total equity would have been $5.2 million higher, arising mainly from the adjustment on translation of the equity related to the Brazilian real during the year 2024.
(ii) Interest rate risk
Ternium manages its exposure to interest rate volatility through its financing alternatives and hedging instruments. Borrowings issued at variable rates expose the Company to the risk of increased interest expense in the event of a raise in market interest rates, while borrowings issued at fixed rates expose the Company to a variation in its fair value. The Company’s interest-rate risk mainly arises from long-term borrowings that bear variable-rate interest that could be partially fixed through different derivative transactions, such as interest rate swaps.
Ternium’s nominal weighted average interest rate for its debt instruments, which do not include neither the effect of derivative financial instruments, nor the devaluation of the local currencies, was 8.83% and 8.46% as of December 31, 2024 and 2023, respectively. These rates were calculated using the rates set for each instrument in its corresponding currency and weighted using the dollar-equivalent outstanding principal amount of each instrument.
Ternium’s total variable interest rate debt amounted to $1,140.1 million (51.1% of total borrowings) as of December 31, 2024, and $1,065.9 million (49.7% of total borrowings) as of December 31, 2023.
If interest rates on the aggregate average notional of U.S. dollar denominated borrowings held during 2024, excluding borrowings with derivatives contracts mentioned in Note 22 (a), had been 100 basis points higher with all other variables held constant, total pre-tax income for the year ended December 31, 2024 would have been $21.1 million lower ($18.3 million lower as of December 31, 2023).
29.    FINANCIAL RISK MANAGEMENT (continued)
1.2) Credit risk
Credit risk arises from cash and cash equivalents, deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables and committed transactions. Ternium’s subsidiaries have credit guidelines in place to ensure that derivative and treasury counterparties are limited to high credit quality financial institutions.
Ternium invests in financial assets with a minimum credit rating of investment grade established by an international qualification agency renowned in the financial market, in line with corporate investment portfolio policies. Approximately 41.0% of the Company’s liquid financial assets correspond to investment grade rated instruments as of December 31, 2024, in comparison with approximately 34.8% as of December 31, 2023. The investments in financial assets are as follows:

	As of December 31, 2024	As of December 31, 2023

Cash and cash equivalents	1,691,263	1,846,013

Other Investments - Current and Non-Current	2,182,874	2,186,420
Fixed Income (time-deposit, zero-coupon bonds, commercial papers)	673,042	1,025,207
Deposit certificates and investment funds	636,104	844,428
Commercial papers	2,258	129,798
Other	34,680	50,981
Bonds and other fixed income	1,499,130	1,160,230
Non - U.S. government securities	1,201,842	928,419
U.S. government and corporate securities	287,248	231,811
Other notes	10,702	983

Ternium has no significant concentrations of credit risk from customers. No single customer accounts for more than ten percent of Ternium’s sales. Ternium’s subsidiaries have policies in place to ensure that sales are made to customers with an appropriate credit history, and that credit insurances, letters of credit or other instruments are requested to reduce credit risk whenever deemed necessary. The subsidiaries maintain allowances for potential credit losses. The utilization of credit limits is regularly monitored.
Trade and other receivables are carried at face value less allowance for doubtful accounts, if applicable. This amount does not differ significantly from fair value. The other receivables do not contain significant impaired assets.
As of December 31, 2024, trade receivables total $1,562.1 million ($2,065.5 million as of December 31, 2023). These trade receivables are collateralized by guarantees under letter of credit and other bank guarantees of $1.0 million ($1.4 million as of December 31, 2023), credit insurance of $576.5 million ($686.2 million as of December 31, 2023) and other guarantees of $27.0 million ($9.4 million as of December 31, 2023).
As of December 31, 2024, trade receivables of $1,515.1 million ($1,910.9 million as of December 31, 2023) were fully performing.
As of December 31, 2024, trade receivables of $99.4 million ($214.1 million as of December 31, 2023) were past due (mainly up to 180 days).
29.    FINANCIAL RISK MANAGEMENT (continued)
The amount of the allowance for doubtful accounts was $52.4 million as of December 31, 2024 ($59.5 million as of December 31, 2023).
The carrying amounts of the Company’s trade and other receivables as of December 31, 2024, are denominated in the following currencies:

Currency	$ million

US dollar ($)	1,315
EU euro (EUR)	161
Argentine peso (ARS)	189
Mexican peso (MXN)	331
Brazilian real (BRL)	1,354
Colombian peso (COP)	75
Other currencies	1

3,426
Liquidity risk
Management maintains sufficient cash and marketable securities and credit facilities to finance normal operations. Management monitors rolling forecasts of the group’s liquidity reserve on the basis of expected cash flow.
The table below analyses financial liabilities into relevant maturity groups based on the remaining period at the date of the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

$ million	2025	2026	2027	2028	Thereafter

Borrowings	670	621	373	110	456
Interests to be accrued (1)	159	128	100	77	78
Trade payables and other liabilities	1,890	19	10	13	80
Lease liabilities	46	41	34	32	57

Total	2,765	809	517	232	672
(1) These amounts do not include the effect of derivative financial instruments.
As of December 31, 2024, total cash and cash equivalents and other current and non-current investments less borrowings amounted to $1,644.0 million.
Capital risk
Ternium seeks to maintain an adequate debt/equity ratio considering the industry and the markets where it operates. The year-end ratio debt over debt plus equity is 0.12 and 0.11 as of December 31, 2024 and 2023, respectively. The Company does not have to comply with regulatory capital adequacy requirements as known in the financial services industry.
2)    Financial instruments by category and fair value hierarchy level
The accounting policies for financial instruments have been applied to the line items below. According to the scope and definitions set out in IFRS 7 and IAS 32, employers’ rights and obligations under employee benefit plans, and non-financial assets and liabilities such as advanced payments and income tax payables, are not included.

As of December 31, 2024 (in $ thousands)	Amortized cost	Assets at fair value through profit or loss	Assets at fair value through OCI	Total

(i) Assets as per statement of financial position
Receivables	423,521	—	—	423,521
Derivative financial instruments	—	4,483	—	4,483
Trade receivables	1,562,058	—	—	1,562,058
Other investments	549,077	134,667	1,499,130	2,182,874
Cash and cash equivalents	1,267,336	423,927	—	1,691,263

Total	3,801,992	563,077	1,499,130	5,864,199

As of December 31, 2024 (in $ thousands)	Liabilities at fair value through profit or loss	Amortized cost	Total

(ii) Liabilities as per statement of financial position
Other liabilities	—	436,152	436,152
Trade payables	—	1,840,914	1,840,914
Derivative financial instruments	50,342	—	50,342
Finance lease liabilities	—	210,124	210,124
Borrowings	—	2,230,119	2,230,119

Total	50,342	4,717,309	4,767,651

As of December 31, 2023 (in $ thousands)	Amortized cost	Assets at fair value through profit or loss	Assets at fair value through OCI	Total

(i) Assets as per statement of financial position
Receivables	472,384	—	—	472,384
Derivative financial instruments	—	15,406	—	15,406
Trade receivables	2,065,499	—	—	2,065,499
Other investments	883,513	142,677	1,160,230	2,186,420
Cash and cash equivalents	1,367,235	478,778	—	1,846,013

Total	4,788,631	636,861	1,160,230	6,585,722

As of December 31, 2023 (in $ thousands)	Liabilities at fair value through profit or loss	Amortized cost	Total

(ii) Liabilities as per statement of financial position
Other liabilities	—	487,792	487,792
Trade payables	—	2,159,647	2,159,647
Derivative financial instruments	8,220	—	8,220
Finance lease liabilities	—	241,087	241,087
Borrowings	—	2,146,414	2,146,414

Total	8,220	5,034,940	5,043,160
29.    FINANCIAL RISK MANAGEMENT (continued)
Fair Value by Hierarchy
Following the requirements contained in IFRS 13, Ternium categorizes each class of financial instrument measured at fair value in the statement of financial position into three levels, depending on the significance of the judgment associated with the inputs used in making the fair value measurements:
–Level 1 comprises financial assets and financial liabilities whose fair values have been determined on the basis of quoted prices (unadjusted) in active markets for identical assets or liabilities.
–Level 2 includes financial assets and financial liabilities for which fair values have been estimated using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).
–Level 3 comprises financial instruments for which inputs to estimate fair value of the assets or liabilities are not based on observable market data (unobservable inputs).
The following table presents the assets and liabilities that are measured at fair value as of December 31, 2024 and 2023:

	Fair value measurement as of December 31, 2024 (in $ thousands):
Description	Total	Level 1	Level 2	Level 3 (*)

Financial assets at fair value through profit or loss / OCI
Cash and cash equivalents	423,927	423,927	—	—
Other investments	1,633,797	1,501,389	131,866	542
Derivative financial instruments	4,483	—	4,483	—

Total assets	2,062,207	1,925,316	136,349	542

Financial liabilities at fair value through profit or loss / OCI
Derivative financial instruments	50,342	—	50,342	—

Total liabilities	50,342	—	50,342	—

	Fair value measurement as of December 31, 2023 (in $ thousands):
Description	Total	Level 1	Level 2	Level 3 (*)

Financial assets at fair value through profit or loss / OCI
Cash and cash equivalents	478,778	478,778	—	—
Other investments	1,302,907	1,086,319	197,743	18,845
Derivative financial instruments	15,406	—	15,406	—

Total assets	1,797,091	1,565,097	213,149	18,845

Financial liabilities at fair value through profit or loss / OCI
Derivative financial instruments	8,220	—	8,220	—

Total liabilities	8,220	—	8,220	—
(*) The fair value of financial instruments classified as level 3 is not obtained from observable market information, but from measurements of the asset portfolio at market value provided by the fund manager. The evolution of such instruments during the years ended December 31, 2024 and 2023, corresponds to the initial investment and to the changes in its fair value, as follows:

	Guarantee fund companies	Non - U.S. government securities

As of December 31, 2023	983	17,862
Disinvestment	(1,484)	(7,901)
Interest accrued	—	—
Changes in fair value	1,240	—
Reclassifications	—	(9,961)
Net foreign exchange gain	(197)	—
At December 31, 2024	542	—
29.    FINANCIAL RISK MANAGEMENT (continued)
There were no significant transfers between Level 1 and Level 2 of the fair value hierarchy, there were no transfers from Level 1 to Level 3, and there were transfers of Non-U.S. Government securities from Level 3 to Level 2.
The fair value of financial instruments traded in active markets is based on quoted market prices at the reporting date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by Ternium is the current mid-price. These instruments are included in Level 1 and comprise primarily corporate and sovereign debt securities.
The fair value of financial instruments that are not traded in an active market (such as certain debt securities, certificates of deposits with original maturity of more than three months, forward and interest rate derivative instruments) is determined by using valuation techniques which maximize the use of observable market data when available and rely as little as possible on entity specific estimates. If all significant inputs required to value an instrument are observable, the instrument is included in Level 2. Ternium values its assets and liabilities included in this level using mid prices, interest rate curves, broker quotations, current exchange rates and forward rates volatilities obtained from market contributors as of the valuation date.
If one or more of the significant inputs are not based on observable market data, the instruments are included in Level 3. Ternium values its assets and liabilities in this level using observable market inputs, information provided by fund managers and management assumptions which reflect the Company’s best estimate on how market participants would price the asset or liability at measurement date.
3)    Accounting for derivative financial instruments and hedging activities
Depending on the nature of the hedged item, Ternium either recognizes its derivative financial instruments’ transactions in the statement of financial position at cost and subsequently measures changes on a monthly basis at fair value, or undertakes hedge accounting, classifying these transactions as cash flow hedges. While changes in fair value are disclosed under “Other financial income (expenses), net” line item in the income statement, changes in transactions classified as cash flow hedges are disclosed as an equity reserve in the statement of comprehensive income. Ternium does not hedge its net investments in foreign entities.
Ternium designates certain derivatives as hedges of a particular risk associated with a recognized asset or liability or a highly probable forecast transaction. These transactions are classified as cash flow hedges (mainly capital expenditures). The effective portion of the fair value of derivatives that are designated and qualify as cash flow hedges is recognized within other comprehensive income. Amounts accumulated in other comprehensive income are recognized in the income statement in the same period than any offsetting losses and gains on the hedged item. Once the hedged item gets settled, the gain or loss relating to the ineffective portion is recognized immediately in the income statement. The fair value of Ternium derivative financial instruments (asset or liability) continues to be reflected on the statement of financial position
29.    FINANCIAL RISK MANAGEMENT (continued)
For transactions designated and qualifying for hedge accounting, Ternium documents the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. The Company also documents its assessment, on an ongoing basis, of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. As of December 31, 2024 and 2023, the effective portion of designated cash flow hedges (net of taxes) amounted to $(37.3) million and $15.9 million, respectively, and were included under "changes in the fair value of derivatives classified as cash flow hedges" line item in the statement of comprehensive income (see Note 27 (a)).

The fair values of various derivative instruments used for hedging purposes are disclosed in Note 22. The full fair value of a hedging derivative is classified as a non-current asset or liability when the remaining maturity of the hedged item is more than 12 months and as a current asset or liability when the remaining maturity of the hedged item is less than 12 months.

Changes in the fair value of any derivative instruments that do not qualify for hedge accounting under IAS 39 are recognized immediately in the income statement.

4)    Fair value estimation

The estimated fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

For the purpose of estimating the fair value of financial assets and liabilities with maturities of less than one year, the Company uses the market value less any estimated credit adjustments. For other investments, the Company uses quoted market prices.

As most borrowings incorporate floating rates that approximate market rates and the contractual repricing occurs mostly every one month, the fair value of the borrowings approximates their carrying amount and it is not disclosed separately.

In assessing the fair value of derivatives and other financial instruments, Ternium uses a variety of methods, including, but not limited to, estimated discounted value of future cash flows using assumptions based on market conditions existing at each year-end.